UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2005

CDW Corporation

(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 N. Milwaukee Ave.
Vernon Hills, Illinois		60061
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (847) 465-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry Into a Material Definitive Agreement

Selection of Performance Measure for CDW Senior Management Incentive Plan

Certain of the Company’s officers will be eligible for awards under the CDW Senior Management Incentive Plan, as approved by shareholders, on the basis of the Company’s performance in 2005. On January 27, 2005, the Compensation and Stock Option Committee of the Board of Directors determined that the performance measure used in determining the amount of any such awards will be consolidated operating income, and/or certain components of operating income at the operating segment level, based on United States Generally Accepted Accounting Principles in effect for the Company as of January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION
Date: February 2, 2005	By:	/s/ Barbara A. Klein
Barbara A. Klein
Senior Vice President and Chief Financial Officer